Exhibit 99

(c) 2009 by Evans Bancorp Investor Presentation December 2009 David J. Nasca President & CEO Gary A. Kajtoch Senior Vice President & CFO

(c) 2009 by Evans Bancorp This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise. Safe Harbor Statement 2

(c) 2009 by Evans Bancorp Evans Bancorp, Inc. Note: Market data as of 11/30/09; ownership as of latest filings, all other information as of Sept 30, 2009 NASDAQ: EVBN $12.17 Market Capitalization $34.1 million Total Shares Outstanding 2.8 million Dividend Yield 3.29% Ownership - Insider 6.1% Institutional 9.2% Total Assets $614 million Total Loans (excluding Leases) $442.8 million Total Deposits $502.8 million Total Common Equity $45.0 million Number of Branches 13 3

(c) 2009 by Evans Bancorp 2009 Market Share by Deposits Source: FDIC, as of June 30, 2009 All Others 2.7% HSBC 38.1% M&T 29.4% Key Bank 9.1% First Niagara 11.2% Evans 1.4% $32.7B Total Deposits Citizens 4.7% Bank of America 3.4% Opportunity for Growth Note: See supplemental information for location detail. Evans Bank branch The Evans Agency 4 Over 16,000 households Core business growth Buffalo, NY

Diversified Revenue Mix Significant insurance agency presence in WNY $7.1 mm in TTM revenue Insurance revenue: $6.8 million Investment services revenue: $0.3 million 14 locations 7 agency acquisitions since 2004 Current mix: 55%/45% commercial/personal lines Goal mix: 75%/25% commercial/personal lines (c) 2009 by Evans Bancorp 5

New Management Team: 2007 (c) 2009 by Evans Bancorp David Nasca, President & CEO Over 26 years experience with 11 at First Niagara Financial Group in several leadership roles such as bank president, treasurer, executive vice president of strategic planning. As well as significant experience in M&A and retail banking. Gary Kajtoch, Senior VP & CFO Over 20 years financial experience in the banking industry with 17 years in the finance and treasury divisions of M&T Bank. Cynthia Rich, Senior VP, Community Banking Officer Over 20 years at M&T Bank in the retail, operations, marketing and finance areas. Robert Miller, CLU, CPCU, President, ENB Insurance Agency Over 29 years of insurance agency experience, seven at ENBI Experience includes agency ownership and production, sales management, marketing, M&A and planning. William Glass, Senior VP, Chief Lending Officer Over 29 years of banking experience with more than 16 years at Evans Bancorp. Additionally, 13 years at M&T Bank and Chase which included credit, operations and retail management. 6

(c) 2009 by Evans Bancorp Recent Strategic Actions 7

Waterford Village Bank Acquisition Complements existing network of branches, deepens reach into the northern area of Western New York Transaction facilitated by the Federal Deposit Insurance Corporation (FDIC). Evans Bank assumed approximately $50 million in deposits and $43 million in loans. (c) 2009 by Evans Bancorp 8

National Leasing Portfolio National Leasing Portfolio National Leasing Portfolio Discontinue National Lease Business Service portfolio until maturity Decision Logic Portfolio Status 9

Evans' Long-Term Plan Evans' Long-Term Plan (c) 2009 by Evans Bancorp 10

(c) 2009 by Evans Bancorp Financial Highlights and Results 11

Expanded asset base through organic loan growth and acquisition Increased future earnings power potential Restructured balance sheet in 2007 (in millions) Expanding Asset Base 7.8% CAGR 20.5% CAGR 12 (c) 2009 by Evans Bancorp

(c) 2009 by Evans Bancorp 16.3% CAGR (in millions) Commercial loans and acquisition drive 27% growth in 2009 High quality in-market commercial real estate loans Capturing strong credits from larger banks Supports core business strategy * Excludes National Lease Portfolio Core Banking: Loan Growth* 30.2% CAGR 13

(c) 2009 by Evans Bancorp (in millions) Municipal Money Market 6.7% Time Deposits 30.9% Demand & NOW 18.8% Savings & Money Market 43.6% Low Cost Core Deposits 11.3% CAGR Q3 2009 Actual 28.1% CAGR 14

Solid capital base Somewhat limiting for strong growth Capital Structure (c) 2009 by Evans Bancorp Evans Bancorp Regulatory Guidelines Risk-Based Capital Ratios September 30, 2009 For Well Capitalized Tier 1 leverage ratio 7.81% 5.00% Tier 1 risk-based capital 9.71% 6.00% Total risk based capital 10.96% 10.00% TCE/TA 5.74% Tangible Book Value $12.38 15

Diverse Loan and Lease Portfolio (c) 2009 by Evans Bancorp 16 As of September 30, 2009

(c) 2009 by Evans Bancorp Asset Quality 17 * Without Leases 0.85% Excludes 90+ days past due still accruing

(c) 2009 by Evans Bancorp * Excludes $1.4 million loss on sale of securities associated with balance sheet restructuring in June 2007. 10.7% CAGR Strong Margins and Revenue Growth Net Interest Margin Comparison (Q3 2009) *Local Peer Group comprised of FISI, FNFG, LSBK, MTB & TMP ** High-Performing Peer Group comprised of CCBP, CCNE, GIW, MBVT, MROE & PWOD Revenue (in millions) 18 ^ EVBN without Leases $34.3** $30.9 $27.9 $25.6 $24.7 ** Excludes $0.7 million gain on bargain purchase.

(c) 2009 by Evans Bancorp (in millions) Fee income less rate sensitive Capitalize on relationship management Insurance 55% of TTM non-interest income Focusing on growing commercial lines 8.9% CAGR Increasing Non-Interest Income * Excludes $1.4 million loss on sale of securities associated with balance sheet restructuring in June 2007. 19 ** Excludes $0.7 million gain on bargain purchase.

(c) 2009 by Evans Bancorp Third Quarter 2009 - Core Business Strength Loans* Net Interest Income* * Excludes national lease portfolio Deposits (in millions) 20

(c) 2009 by Evans Bancorp Third Quarter 2009 Net Income (in millions, except per share data) Earnings Per Share (diluted) Non Interest Income* Non Interest Expense* * Excludes national lease portfolio 21 $1.42 $2.43 $0.87 $0.52

(c) 2009 by Evans Bancorp Investment Considerations 22

(c) 2009 by Evans Bancorp Evans Bancorp - A new opportunity 23